Exhibit 10.7

EXECUTION COPY

THE WET SEAL, INC.

as Issuer

and

THE BANK OF NEW YORK

as Trustee and Collateral Agent

INDENTURE

Dated as of January 14, 2005

Secured Convertible Notes Due 2012

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EXHIBITS:

Exhibit A Form of Security

Exhibit B Form of Trustee’s Certificate of Authentication

Exhibit C Change of Control Redemption Notice

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INDENTURE, dated as of January 14, 2005, between The Wet Seal, Inc., a corporation duly organized and existing under the laws of the State of Delaware, as Issuer (the “Company”), having its principal executive offices at 26972 Burbank, Foothill Ranch, California 92610 and The Bank of New York, a New York banking corporation, as Trustee (in such capacity, the “Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

RECITALS OF THE COMPANY

The Company has duly authorized the creation of an issue of its Secured Convertible Notes Due 2012 (each a “Security” and collectively, the “Securities”) of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid and legally binding obligations of the Company, and to make this Indenture a valid and legally binding agreement of the Company, in accordance with the terms of the Securities and the Indenture, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchases of the Securities by the Holders thereof, it is mutually agreed, for the benefit of the Company and the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(b) all other terms used herein and not otherwise defined that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

(d) the words “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means Fleet Retail Group, Inc. as agent under the Senior Credit Agreement or any successor agent appointed thereunder.

“Agent Members” has the meaning specified in Section 3.09(b).

“Applicable Law” means as to any Person: (i) all statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, and/or similar rulings, in each instance ((i) and (ii)) of or by any Governmental Authority which has jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

“Applicable Price” has the meaning specified in Section 13.02(a).

“Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, director, or consultant for services provided to the Company and its Subsidiaries.

“Authorized Share Allocation” has the meaning specified in Section 10.14(a).

“Authorized Share Failure” has the meaning specified in Section 10.14(b).

“Bankruptcy Law” has the meaning specified in Section 5.01(a)(vii).

“Board of Directors” means, with respect to any Person, either the board of directors of such Person or any duly authorized committee of that board.

“Board Resolution” means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Bridge Credit Agreement” means the Credit Agreement dated as of November 9, 2004 (as amended and in effect from time to time) entered into among S.A.C. Capital Associates, LLC, as administrative agent and collateral agent, the lenders from time to time party thereto and the Company, The Wet Seal Retail, Inc. and Wet Seal Catalog, Inc., as borrowers, and Wet Seal GC, Inc., as facility guarantor.

“Bridge Facility” has the meaning ascribed to such term in the Securities Purchase Agreement.

“Bridge Subordination Agreement” means the Subordination Agreement dated as of January 14, 2005 (as amended and in effect from time to time) entered into between S.A.C. Capital Associates, LLC, as agent on behalf of itself and the other Lenders (as defined therein), the Purchasers, the Trustee, the Collateral Agent and the Company.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, or executive order or governmental decree to be closed.

“Capital Stock” means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

“Capitalized Interest” means Interest that has been capitalized by adding it to the outstanding Principal Amount of the Securities.

“Change of Control” means any Fundamental Transaction other than (i) a Fundamental Transaction in which holders of the Company’s voting power immediately prior to the Fundamental Transaction continue after the Fundamental Transaction to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

“Change of Control Notice” has the meaning specified in Section 11.03(b).

“Change of Control Redemption” has the meaning specified in Section 11.03(a).

“Change of Control Redemption Date” has the meaning specified in Section 11.03(b)(iii).

“Change of Control Redemption Notice” has the meaning specified in Section 11.03(c)(i).

“Change of Control Redemption Period” means the period beginning upon receipt of the Change of Control Notice and ending on the consummation of such Change of Control or, in the event a Change of Control Notice is not delivered at least 10 days prior to a Change of Control, at any time, on or after the date which is 10 days prior to a Change of Control and ending 10 days after the consummation of such Change of Control.

“Change of Control Redemption Price” has the meaning specified in Section 5(b) of the Securities.

“Closing Sale Price” has the meaning specified in Section 27 of the Securities.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning specified in the Security Agreement.

“Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this instrument until a successor Collateral Agent shall have become pursuant to the applicable provisions of the Security Documents, and thereafter “Collateral Agent” shall mean such successor Collateral Agent.

“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Stock” means the shares of Class A common stock, par value $0.10 per share, of the Company as it exists on the Original Issue Date or any other shares of Capital Stock of the Company into which the Class A common stock shall be reclassified or changed or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, common equity interests, ordinary shares or depositary shares or other certificates representing common equity interests of such surviving corporation or its direct or indirect parent corporation.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Order” or “Company Request” means a written request or order signed in the name of the Company by its Chairman, its Vice Chairman, its President or any Vice President, and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

“Conversion Amount” has the meaning specified in Section 3(b)(i) of the Securities.

“Conversion Date” has the meaning specified in Section 13.01(b).

“Conversion Failure” has the meaning specified in Section 3(c)(iii) of the Securities.

“Conversion Limitation” has the meaning specified in Section 13.01(c).

“Conversion Notice” has the meaning specified in Section 13.01(b).

“Conversion Price” has the meaning specified in Section 3(b)(ii) of the Securities.

“Conversion Rate” has the meaning specified in Section 3(b) of the Securities.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Corporate Trust Office” means the principal office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the Original Issue Date, located at 101 Barclay Street, New York, New York 10286, except that with respect to presentation of notes for payment or for registration or transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporation agency business shall be conducted.

“Corporation” means a corporation, association, company, joint-stock company or business trust.

“Current Market Price” has the meaning specified in Section 13.02(e).

“Custodian” has the meaning specified in Section 5.01(a)(vii).

“Default” means any event that is or with the passage of time or the giving of notice or both would become an Event of Default.

“Depositary” means The Depository Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean such successor Depositary.

“Dilutive Issuance” has the meaning specified in Section 13.02(a).

“DTC” has the meaning specified in 13.01(b).

“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the American Stock Exchange or The Nasdaq SmallCap Market.

“Environmental Law” means the Comprehensive Environmental Response, Compensation and Liability Act, as amended (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local, or foreign statute, rule, regulation, order, judgment, directive, decree, permit, license or common law as in effect now, previously, or at any time during the term of this Indenture, and regulating, relating to, or imposing liability or standards of conduct concerning air emissions, water discharges, noise emissions, the release or threatened release or discharge of any Hazardous Material into the environment, the use, manufacture, production, refinement, generation, handling, treatment, storage, transport or disposal of any Hazardous Material or otherwise concerning pollution or the protection of the outdoor or indoor environment, or human health or safety in relation to exposure to Hazardous Materials.

“Event of Default” has the meaning specified in Section 5.01(a).

“Event of Default Notice” has the meaning specified in Section 11.02.

“Event of Default Redemption Date” means the date the Event of Default Redemption Price is required to be paid pursuant to Section 11 of the Securities.

“Event of Default Redemption Notice” has the meaning specified in Section 11.02.

“Event of Default Redemption Price” has the meaning specified in Section 11.02.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Securities or the exercise of the Warrants; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $35,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act and “equity lines”); and (iv) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date.

“Existing Senior Indebtedness” means the Indebtedness of the Company and its Subsidiaries at any time outstanding under the Senior Credit Agreement and the Bridge Credit Agreement.

“Expiration Date” has the meaning specified in Section 13.02(d).

“Expiration Time” has the meaning specified in Section 13.02(d).

“Foreign Subsidiary” means any Subsidiary (i) that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, (ii) that conducts the major portion of its business outside of the United States, and (iii) all or substantially all of the property and assets of which are located outside of the United States.

“Fundamental Transaction” means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Common Stock or a percentage of the outstanding shares of Class B common stock representing voting control over the Company (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) changed the members constituting its Board of Directors such that the individuals who constituted the Board of Directors on the Original Issue Date or other governing body of the Company (together with any new directors whose election to such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors on the Original Issue Date or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of such Board of Directors then in office, or (vi) reorganize, recapitalize or reclassify its Common Stock.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, in each case, as in effect in the United States on the date hereof.

“Global Security” means a Security in global form registered in the name of the Initial Depositary or the Depositary or a nominee thereof.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means the Guarantee executed by the Guarantors in favor of the Trustee for the benefit of the Holders, as amended and in effect from time to time.

“Guarantor Collateral Documents” means all security agreements, mortgages, pledge agreements, deeds of trust, and other instruments, documents or agreements executed and delivered by any Guarantor to secure the Obligations, in each case as amended and in effect from time to time.

“Guarantors” means each of the Subsidiaries of the Company (other than Wet Seal Catalog, Inc., The Wet Seal Retail, Inc. and WSCC Buying, Inc.), now existing or hereafter created, other than Foreign Subsidiaries.

“Hazardous Materials” means, without limit, any pollutant, contaminant or hazardous, toxic, medical, biohazardous, or dangerous waste, substance, constituent or material, defined or regulated as such in, or for the purpose of, any applicable Environmental Law, including, without limitation, any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive substance, any polychlorinated biphenyls, any toxin, chemical, disease-causing agent or pathogen, and any other substance that gives rise to liability under any applicable Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement designed to hedge against fluctuations in interest rates or foreign exchange rates.

“Holder” or “Securityholder” means a Person in whose name a Security is registered in the Security Register.

“holder” means a Person who is the owner of the beneficial interests in any Global Security.

“Indebtedness” has the meaning specified in Section 3(s) of the Securities Purchase Agreement.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

“Initial Depositary” means The Bank of New York, in its capacity as the initial registered Holder of a Global Security hereunder, for so long as it is the registered Holder of such Security.

“Interest” has the meaning specified in the first paragraph of the Securities.

“Interest Date” means each December 31, commencing December 31, 2005.

“IP Security Agreement” means the Intellectual Property Security Agreement dated as of January 14, 2005 between the Company and the Collateral Agent, as the same may be amended or modified from time to time in accordance with the terms thereof.

“Issue Date” means the date the Securities are originally issued as set forth on the face of the Security under this Indenture.

“Late Charge” has the meaning specified in Section 24(b) of the Securities.

“Liens” has the meaning specified in Section 10.11.

“Liquidated Damages” shall mean the Registration Delay Payments as defined in the Registration Rights Agreement and any payments due pursuant to Section 3(c)(ii) of the Securities.

“Majority Holders” means the holders of a majority in aggregate Principal Amount of Outstanding Securities.

“Material Indebtedness” means Indebtedness (other than the Securities) of the Company or any one or more of its Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining the amount of Material Indebtedness at any time, the “principal amount” of the obligations in respect of any Hedging Agreement at such time shall be the maximum aggregate amount that the Company and/or one or more of its Subsidiaries would be required to pay if such Hedging Agreement were terminated at that time.

“Maturity” when used with respect to any Security, means the date on which the Principal Amount, Event of Default Redemption Price or Change of Control Redemption Price of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity, on an Event of Default Redemption Date or Change of Control Redemption Date, or by declaration of acceleration or otherwise.

“New Securities Issuance Price” has the meaning specified in Section 13.02(a).

“Obligations” shall mean, collectively, (a) the due and punctual payment by the Company of (i) the obligation of the Company to pay the Principal Amount of and premium, if any, and Interest (including Interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Securities when and as due, whether at Stated Maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including reimbursement obligations, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Company to the Trustee, the Collateral Agent and the Holder or the Holders under this Indenture and the other Transaction Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Company under or pursuant to the Indenture and the other Transaction Documents.

“Officer” means the Chairman, the Vice Chairman, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Company.

“Officers’ Certificate” means a certificate signed by (a) the Chairman, the Vice Chairman, the President, the Chief Financial Officer or any Vice President and (b) the Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee. One of the Officers signing an Officers’ Certificate given pursuant to Section 10.04 shall be either the principal executive, financial or accounting officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be external or in-house counsel for the Company.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” means January 14, 2005.

“Outstanding” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities may be redeemed by the Holders prior to the Stated Maturity thereof, notice of such right of redemption shall have been given to the Holders as herein provided, or provision satisfactory to a Responsible Officer of the Trustee shall have been made for giving such notice; and (iii) Securities that have been paid or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture; provided, however, that, in determining whether the Holders of the requisite Principal Amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

If a Security is replaced pursuant to Section 2.05, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

If the Paying Agent holds, in accordance with this Indenture, on an Event of Default Redemption Date, or on the Business Day following a Change of Control Redemption Date, or on Stated Maturity, money sufficient to pay amounts owed with respect to Securities payable on that date, then immediately after such Event of Default Redemption Date, Change of Control Redemption Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and Interest, if any, on such Securities shall cease to accrue; provided that if such Securities may be redeemed by the Holders prior to the Stated Maturity, notice of such right of redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

If a Security is converted and the shares of Common Stock due upon such conversion are delivered in accordance with Section 13.01, then from and after the time of conversion on the Conversion Date, such Security shall cease to be outstanding and Interest, if any shall cease to accrue on such Security.

“Paying Agent” means any Person (including the Company) authorized by the Company to pay the Principal Amount of, Interest and Liquidated Damages on the Securities to the Holders, including any Event of Default Redemption Price or Change of Control Redemption Price, on behalf of the Company. The Company hereby appoints the Trustee to be the Paying

Agent and the Company shall provide written notice to the Holders of any change in the Paying Agent hereafter.

“Permitted Indebtedness” means the Existing Senior Indebtedness and any other Indebtedness expressly permitted under the Senior Credit Agreement, the Bridge Credit Agreement.

“Permitted Liens” means any “Permitted Encumbrance” under the Senior Credit Agreement the Liens in favor of the Agent securing the Existing Senior Indebtedness and the Liens under the Bridge Credit Agreement.

“Person” means any individual, Corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Physical Securities” means permanent certificated Securities in registered form.

“Pledge Agreement” means the Ownership Interest Pledge Agreement dated as of January 14, 2005 between the Company and the Collateral Agent, as the same may be amended or modified from time to time in accordance with the terms thereof.

“Principal Amount” of a Security means the Principal Amount as set forth on the face of the Security as such amount may be reduced by any conversions, redemptions or otherwise pursuant hereto; provided, however, that with respect to any Principal Amount of Securities accelerated or redeemed pursuant hereto, the Principal Amount shall also include the amount of any Capitalized Interest thereon. For the avoidance of doubt, any Capitalized Interest relating to any Principal Amount that is converted or paid at Stated Maturity pursuant hereto shall be extinguished as of the date of such conversion or payment.

In the event of any issuance of a Physical Security or a new Security upon exchange, transfer or replacement of a Security, the Principal Amount set forth on the face of such Physical Security or new Security shall not include the amount of Capitalized Interest that has been added to the Principal Amount of the Global Security being certificated or the Security being exchanged, transferred or replaced; provided, however, that such Capitalized Interest shall remain part of the Principal Amount of any such Physical Security or new Security issued in accordance with this definition. For purposes of determining the denomination of any Security, the Principal Amount of such Security shall not include any Capitalized Interest.

“Principal Market” means the Nasdaq National Market.

“Purchasers” means S.A.C. Capital Associates, LLC, GMM Capital, LLC, Goldfarb Capital Partners LLC, Charles Phillips, Eli Wachtel, WLSS Capital Partners, LLC, Smithfield Fiduciary LLC, D.B. Zwirn Special Opportunities Fund, L.P., D.B. Zwirn Special Opportunities Fund, Ltd. and Riverview Group LLC.

“Purchased Shares” has the meaning specified in Section 13.02(d)(2).

“Record Date” for the Interest payable on any Interest Date means each December 15 (whether or not a Business Day) preceding each Interest Date.

“Redemption Premium” has the meaning specified in Section 27 of the Securities.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of December 13, 2004, by and among the Company and the Purchasers, for the benefit of themselves and the Holders, as the same may be amended or modified from time to time in accordance with the terms thereof.

“Registration Statement” means a registration statement under the Securities Act registering, among other instruments, the Securities and the Common Stock issuable on conversion thereof for resale pursuant to the terms of the Registration Rights Agreement.

“Required Reserve Amount” has the meaning specified in Section 10.14(a).

“Responsible Officer” means any officer of the Trustee within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.

“Restricted Security” or “Restricted Securities” has the meaning specified in Section 2.04.

“Rights Plan” has the meaning specified in Section 13.02(c)(i).

“Rule 144” means Rule 144 under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Securities Purchase Agreement” means the Amended and Restated Securities Purchase Agreement, dated as of December 13, 2004, entered into by the Company and the Purchasers in connection with the sale of the Securities, as the same may be amended or modified from time to time in accordance with the terms thereof.

“Security” or “Securities” has the meaning specified in the first paragraph of the recitals of the Company.

“Security Agreement” means the Security Agreement dated as of January 14, 2005 among the Company, Wet Seal Catalog, Inc., The Wet Seal Retail, Inc., Wet Seal GC, Inc. and the Collateral Agent, as the same may be amended or modified from time to time in accordance with the terms thereof.

“Security Documents” means the Security Agreement, the Pledge Agreement, IP Security Agreement, the Guarantee, the Guarantor Collateral Documents, and each other security agreement or other instrument or document executed and delivered pursuant hereto or thereto to secure any of the Obligations hereunder or thereunder.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.06(a).

“Senior Credit Agreement” means the Amended and Restated Credit Agreement (as amended, modified, supplemented or restated and in effect from time to time), dated as of September 22, 2004, among the Company, certain affiliates of the Wet Seal GC, Inc., Fleet Retail Group, Inc., Fleet National Bank and Back Bay Capital Funding LLC, including any refinancing or replacement thereof.

“Share Delivery Date” has the meaning specified in Section 13.01(b).

“Stated Maturity” when used with respect to any Security, means the date specified in such Security as the fixed date on which an amount equal to the Principal Amount of such Security together with accrued and unpaid Interest and Liquidated Damages, if any, is due and payable, as such Stated Maturity may be extended in accordance with Section 1 of the Securities.

“Subordination Agreement” means that certain Amended and Restated Subordination Agreement (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof), dated as of January 14, 2005, among the Purchasers, the Trustee, the Collateral Agent, the Company and the Agent.

“Subscription Date” means November 9, 2004.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (ii) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

“Successor Entity” has the meaning specified in Section 27 of the Securities.

“25% Holders” means the holders of at least 25% in aggregate Principal Amount of Outstanding Securities.

“Trading Day” has the meaning specified in Section 27 of the Securities.

“Transaction Documents” means the Securities Purchase Agreement, the Securities, the Warrants, the Registration Rights Agreement, the documents relating to the Bridge Facility (including the Bridge Subordination Agreement), the Security Documents, this Indenture, the Warrant Agreement, if any, the Irrevocable Transfer Agent Instructions, the

Subordination Agreement and any other certificate, instrument or document contemplated hereby or thereby.

“Transfer” for purposes of Section 3.06, has the meaning specified in Section 3.06.

“Transfer Agent Instructions” has the meaning ascribed to such term in Section 5(b) of the Securities Purchase Agreement.

“Trigger Event” has the meaning specified in Section 13.02(c)(ii).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as in effect on the date as of which this Indenture was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.

“United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its “possessions” including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

“Valuation Event” has the meaning specified in Section 13.02(a)(iv).

“Vice President” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

“Warrant Agreement” has the meaning ascribed to such term in Section 4(a)(ii) of the Securities Purchase Agreement.

“Warrants” has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to

Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee reasonably deems sufficient.

(c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action or give consent or revoke any consent previously given whether or not such Persons continue to be Holders after such record date.

(d) The ownership of Securities shall be proved by the Security Register and the ownership of beneficial interest in the Global Security shall be proved by the records of the Depository.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

(b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed,

first-class postage prepaid, or sent by facsimile, to the Company addressed to it at the address of its principal executive offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Secretary with copies to: Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, New York 10022, Facsimile: (212) 872-1002, Attention: Alan Siegel, Esq., and to the Trustee and Collateral Agent of The Bank of New York, 101 Barclay Street, New York, New York 10286, Facsimile: (212) 815-5707, Attention: Corporate Trust Administration.

Section 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder’s address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Whenever under this Indenture the Trustee is required to provide any notice by mail, in all cases the Trustee may alternatively provide notice by overnight courier or by facsimile, with confirmation of transmission.

Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required hereunder to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof, and all Article and Section references are to Articles and Sections, respectively, of this Indenture unless otherwise expressly stated.

Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether expressed or not.

Section 1.10. Severability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11. Benefits of This Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12. Legal Holidays. In any case where any Interest Date, Stated Maturity, Event of Default Redemption Date or Change of Control Redemption Date of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) the payments otherwise required to be made on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, provided that no Interest shall accrue with respect to such payment for the period from and after such Interest Date, Stated Maturity, the Event of Default Redemption Date or Change of the Control Redemption Date, as the case may be.

ARTICLE II

Security Forms

Section 2.01. Forms Generally. The Securities and the Trustee’s certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor, the Code, and regulations thereunder, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

The Securities shall initially be issued in the name of the Initial Depositary in the form of Global Securities in registered form in substantially the form set forth in this Article. The Securities shall be registered in the name of the Depositary or the nominee of such Depositary in the form of permanent Global Securities as soon as possible after the Securities shall be eligible therefor. The aggregate Principal Amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Initial Depositary or Trustee, as custodian for the Depositary, as hereinafter provided.

Section 2.02. Form of Security. Each Security shall be substantially in the form of Exhibit A attached hereto.

Section 2.03. Form of Trustee’s Certificate of Authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form of Exhibit B attached hereto.

Section 2.04. Legend on Restricted Securities. During the period beginning on the Issue Date and ending on the date two years from such date, any Security, including any Security issued in exchange therefor or in lieu thereof, shall be deemed a “Restricted Security” and shall be subject to the restrictions on transfer provided in the legends set forth in the form of Security attached hereto as Exhibit A; provided, however, that the term “Restricted Security” shall not include any Securities as to which restrictions have been terminated in accordance with Section 3.06. All Securities shall bear the applicable legends set forth in the form of Security attached hereto as Exhibit A. Except as provided in Section 3.06 and Section 3.10, the Trustee shall not issue any unlegended Security until it has received an Officers’ Certificate from the Company directing it to do so.

Section 2.05. Replacement Securities. In the event any Security is mutilated, destroyed, lost or stolen, a replacement Security shall be issued in exchange for any such Security in accordance with Section 3.07.

Section 2.06. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those paid pursuant to Section 2.05 hereof and those described in this Section 2.06 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds such Security; provided, however, that in determining whether the Holders of the requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer actually knows are so owned shall be so disregarded.

ARTICLE III

The Securities

Section 3.01. Title and Terms. The aggregate Principal Amount of Securities that may be authenticated and delivered under this Indenture is limited to $56,000,000, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.05, 3.06, 3.07, or 9.06. Other than as set forth in the preceding sentence, the Company shall not issue any Securities under this Indenture.

The Securities shall be known and designated as the “Secured Convertible Notes Due 2012” of the Company. The Principal Amount shall be payable at the Stated Maturity, or as provided herein, at the Event of Default Redemption Date or Change of Control Redemption Date.

The Principal Amount and accrued Interest and Liquidated Damages, if any, on the Securities shall be payable at the office or agency of the Company in The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payments may be made by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The Securities shall not have the benefit of a sinking fund.

Section 3.02. Ranking; Subordination. (a) The Securities shall be subordinate to the “Senior Debt” as defined in the Subordination Agreement and the “Senior Debt” as defined in the Bridge Subordination Agreement, in accordance with and subject to the terms of the Subordination Agreement and the Bridge Subordination Agreement, respectively, and shall be senior to all other indebtedness of the Company and its Subsidiaries.

(b) This Indenture and the Obligations evidenced hereby and the Liens securing such Obligations incurred or arising under or evidenced by the Obligations hereunder are subordinate, in the manner and to the extent set forth in the Subordination Agreement and the Bridge Subordination Agreement, to the indebtedness and the Liens securing indebtedness (including interest) owed pursuant to each of the Senior Credit Agreement and the Bridge Credit Agreement. Each Holder of Securities issued pursuant to this Indenture irrevocably agrees to be bound by the provisions of the Subordination Agreement and the Bridge Subordination Agreement applicable to the “Subordinating Creditors” (as such terms are defined in the Subordination Agreement and the Bridge Subordination Agreement, as applicable), as if such Holder were a Subordinating Creditor for all purposes of each such subordination agreement.

Section 3.03. Issuance of Securities; Denominations. The Securities shall be issuable only in registered form without coupons. The Securities issued upon any exchange, transfer, replacement, redemption or conversion of Securities shall be issuable in denominations of $1,000 and any integral multiple of $1,000 above that amount; provided that any Security in a denomination that is not an integral multiple of $1,000 or is in a denomination less than $1,000 may be exchanged, transferred, replaced, redeemed or converted in whole.

Section 3.04. Execution, Authentication, Delivery and Dating. The Securities shall be executed manually or by facsimile on behalf of the Company by its Chairman, its President or one of its Vice Presidents.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date such Securities were issued and delivered to the Trustee for authentication.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Company Order shall specify the amount of Securities to be authenticated, and shall further specify the amount of such Securities to be issued as a Global Security or as Physical Securities. The Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.05. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officer executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

Section 3.06. Registration; Registration of Transfer and Exchange; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Company hereby appoints the Trustee to serve as “Security Registrar” (the “Security Registrar”) for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate Principal Amount and tenor, each such Security bearing such restrictive legends as may be required by this Indenture (including Sections 2.02, 2.04 and 3.10).

At the option of the Holder and subject to the other provisions of this Section 3.06 and to Section 3.10, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate Principal Amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney-in-fact duly authorized in writing. As a condition to the registration of transfer of any Restricted Securities, the Company or the Trustee may require evidence satisfactory to them as to the compliance with the restrictions set forth in the legend on such securities.

Except as provided in the following sentence and in Section 3.10, all Securities originally issued hereunder and all Securities issued upon registration of transfer or exchange or replacement thereof shall be Restricted Securities and shall bear the legend required by Section 2.04, unless the Company shall have delivered to the Trustee (and the Security Registrar, if other than the Trustee) a Company Order stating that the Security is not a Restricted Security and may be issued without such legend thereon. Securities which are issued upon registration of transfer of, or in exchange for, Securities which are not Restricted Securities shall not be Restricted Securities and shall not bear such legend.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.05 not involving any transfer.

The Company shall not be required to exchange or register a transfer of any Security (i) that has been surrendered for conversion or (ii) as to which an Event of Default Redemption Notice or a Change of Control Redemption Notice has been delivered and not withdrawn or voided, except, in each case, where such Security is to be converted or redeemed only in part, the Company shall be required to exchange or register a transfer of the portion thereof not to be purchased.

(b) Beneficial ownership of every Restricted Security shall be subject to the restrictions on transfer provided in the legends required to be set forth in each Restricted Security pursuant to Section 2.04, unless such restrictions on transfer shall be terminated in accordance with this Section 3.06(b) or Section 3.10. The Holder of each Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer.

The restrictions imposed by this Section 3.06 and by Sections 2.04 and 3.10 upon the transferability of any particular Restricted Security shall cease and terminate upon delivery by the Company to the Trustee of an Officers’ Certificate stating that such Restricted Security has been sold pursuant to an effective Registration Statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Restricted Security as to which the Company has delivered to the Trustee an

Officers’ Certificate that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar in accordance with the provisions of this Section 3.06, be exchanged for a new Security, of like tenor and aggregate Principal Amount, which shall not bear the restrictive legends required by Section 2.04. The Company shall inform the Trustee in writing of the effective date of any Registration Statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Registration Statement.

As used in the preceding two paragraphs, the term “transfer” encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

(c) Neither the Trustee nor any of its agents shall (i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation relating to any transfers or exchanges other than as specifically required hereunder.

Section 3.07. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and Principal Amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or has been called for redemption in full, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section 3.07, the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section 3.07 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of the Principal Amount, and Interest and Liquidated Damages, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any Person, or upon such Person’s order, shall be valid only to the extent of the sum or sums so paid, effected to satisfy and discharge the liability for money payable upon such Security.

Section 3.09. Book-Entry Provisions for Global Securities. (a) The Securities shall initially (i) be registered as a Global Security in the name of the Initial Depositary and (ii) bear legends as set forth in the form of Security and Section 2.04. The Global Securities shall (A) be registered, as soon as possible after the Securities shall be eligible therefor, in the name of the Depositary or the nominee of such Depositary, (B) be delivered to the Trustee as custodian for the Depositary and (C) bear legends as set forth in the form of Security and Section 2.04.

(b) Except as expressly set forth herein, members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of any Holder.

(c) The Initial Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of any Global Security registered its name for all purposes whatsoever. Nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Initial Depositary or impair the operation of customary practices governing the exercise of the rights of any Holder.

(d) Transfers of the Global Securities shall be limited to transfers in whole, but not in part, to the Initial Depositary or the Depositary, as applicable, its successors or their respective nominees. Any beneficial owner of an interest in the Global Security may, prior to the registration of the Global Security in the name of the Depositary or its nominee and with the consent (not to be unreasonably withheld) of the Initial Depositary, request issuance of a Physical Security in the name of such beneficial owner or its designee in a Principal Amount equal to such owner’s interest in such Global Security by providing written notice of such request to the Trustee. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Securities if (A) the Initial Depositary or the Depositary has notified the Company (or the Company becomes aware) that the Initial Depositary or Depositary, as applicable, (i) is unwilling or unable to continue as Initial Depositary or Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act when the Initial Depositary or Depositary is required to be so registered to act in such capacity and, in either such case, no successor Initial Depositary or Depositary shall have been appointed within 90 days of such notification or of the Company becoming aware of such event; or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security and the Outstanding Securities shall have become due and payable pursuant to Section 5.02 and any holder or the Trustee requests that Physical Securities be issued.

(e) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Security to beneficial owners pursuant to clause (d) of this Section 3.09, the Security Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the Principal Amount of the Global Security in an amount equal to the Principal Amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

(f) In connection with the transfer of the entire Global Security to beneficial owners pursuant to clause (d) of this Section 3.09, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Initial Depositary or the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate Principal Amount of Physical Securities of authorized denominations and the same tenor.

(g) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in the Global Security pursuant to clause (d) or (e) of this Section 3.09 shall bear the legend regarding transfer restrictions applicable to the Physical Securities set forth in the form of Security.

(h) The holder of the Global Securities may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payment to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Initial Depositary or the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Initial Depositary or through the Depositary subject to the applicable procedures of the Initial Depositary or the Depositary, as applicable. The Trustee may rely on information furnished by the Initial Depositary or the Depositary with respect to its members, participants and any beneficial owners.

(j) Beneficial owners of part or all of the Global Securities are subject to the ordinary course rules of the Depositary and the similar rules of the Initial Depositary, each as in effect from time to time.

Section 3.10. Cancellation and Transfer Provisions. The Company at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Trustee shall cancel and dispose of all Securities surrendered for registration of transfer, exchange, payment, purchase, redemption, conversion (pursuant to Section 3 of the Securities and Article XIII hereof) or cancellation in accordance with its customary practices. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation.

(a) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the legends required by Section 2.04, the Security Registrar shall deliver Securities that do not bear such legends. Upon the registration of transfer, exchange or replacement of Securities bearing the legends required by Section 2.04, the Security Registrar shall deliver only Securities that bear such legends unless there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(b) General. By its acceptance of any Security bearing the legends required by Sections 2.02 and 2.04, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in such legends and agrees that it will transfer such Security only as provided in this Indenture.

The Security Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 3.10. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under Applicable Law with respect to any transfer of any interest in any Security (including any transfers between or among the Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 3.11. CUSIP Numbers. In issuing the Securities, the Company may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices delivered, and as a convenience, to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the “CUSIP” numbers.

ARTICLE IV

Satisfaction And Discharge

Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), the Security Documents shall terminate in accordance with Section 14.05, and the Trustee, upon receipt of a Company Order, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(a) either

(i) all Outstanding Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (B) Securities for whose payment money has theretofore been deposited with the Trustee in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(ii) all Outstanding Securities not theretofore delivered to the Trustee for cancellation have become due and payable at the Stated Maturity or as a result of a Change of Control Redemption or Event of Default Redemption and the Company has deposited or caused to be deposited with the Trustee as trust funds an amount sufficient to pay and discharge the entire indebtedness evidenced by such Securities not theretofore delivered to the Trustee for cancellation;

(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(c) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand at the cost and expense of the Company and accompanied by an Officers’ Certificate and Opinion of Counsel. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.08 and, if money shall have been deposited with the Trustee pursuant to clause (a)(ii) of Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.

Section 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the Principal Amount, Interest and Liquidated Damages, if any, for whose payment such money has been deposited with the Trustee.

Section 4.03. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, as applicable, Holders entitled to the money must look to the Company for payment as general unsecured creditors, unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability to the Holders of Securities with respect to such money or securities for that period commencing after the return thereof.

ARTICLE V

Remedies

Section 5.01. Events of Default. (a) Each of the following events shall constitute an “Event of Default”:

(i) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the Commission on or prior to the date that is 60 days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or, while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of 10 consecutive days or for more than an aggregate of 30 days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

(ii) the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

(iii) the Company’s (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any Holder or holder of the

Securities including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Securities into shares of Common Stock that is tendered in accordance with the provisions of the Securities;

(iv) at any time following the tenth (10th) consecutive Business Day that a holder’s Authorized Share Allocation is less than the number of shares of Common Stock that such holder would be entitled to receive upon a conversion of the full Conversion Amount of its Securities (without regard to the Conversion Limitation or otherwise);

(v) the Company’s failure to pay to any Holder any Principal Amount, Interest (if not capitalized), Late Charges or other amounts when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which such Holder is a party, except, in the case of a failure to pay Interest, Late Charges and such other amounts (other than Principal Amount) when and as due, in which case only if such failure continues for a period of at least three (3) Business Days;

(vi) (A) any of the Company or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein) or (B) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to the expiration of any grace or cure period set forth therein) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(vii) the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

(viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries;

(ix) a final judgment or judgments for the payment of money are rendered against the Company or any of its Subsidiaries or any settlements requiring payment of money by the Company or any of its Subsidiaries aggregating in excess of $1,000,000 and, in the case of judgments, which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgment or settlement which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $1,000,000 amount set forth above so long as the Company provides to the Trustee, on behalf of the Holders, a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Majority Holders) to the effect that such judgment or settlement is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment or execution of such settlement;

(x) any representation or warranty made by the Company in any Transaction Document or any Security Document shall have been incorrect in a material way when made;

(xi) the Company breaches any covenant or other term or condition of any Transaction Document or any Security Document (other than covenants, terms or conditions, the breach of which constitutes an “Event of Default” under any other subsection of this Section 5.01(a)), except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least fifteen (15) consecutive days; or

(xii) any breach or failure in any respect to comply with Section 14 of the Securities.

(b) Event of Default Redemption Right. Upon the occurrence of an Event of Default, the Holders shall have an optional right of redemption pursuant to Section 11.02.

Section 5.02. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default (other than those specified in clauses (vii) and (viii) of the definition of Event of Default) occurs and is continuing, then and in every such case the Trustee or the 25% Holders may declare the Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, on all the Outstanding Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, shall become immediately due and payable. Notwithstanding the foregoing, in the case of an Event of Default specified in clauses (vii) and (viii) of Section 5.01(a), the Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, on all Outstanding Securities will ipso facto become due and payable without any declaration or other Act on the part of the Trustee or any Holder.

(b) At any time after (i) an election to make an Event of Default Redemption has been made or (ii) a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Majority Holders, by written notice to the Company and the Trustee, may rescind and annul such declaration or redemption and its consequences if such rescission and annulment will not conflict with any judgment or decree of a court of competent jurisdiction and:

(A) the Company has paid or deposited with the Trustee a sum sufficient to pay

(1) all overdue Interest on the Securities,

(2) the Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, the Event of Default Redemption Price or the Change of Control Redemption Price, as applicable, on any Securities which have become due otherwise than by such declaration of acceleration, and

(3) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.08; and

(B) all Events of Default, other than the non-payment of the Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if a default is made in the payment of the Principal Amount plus accrued and unpaid Interest and Liquidated Damages, if any, at the Maturity thereof or in the payment of the Event of Default Redemption Price or the Change of Control Redemption Price in respect of any Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If an Event of Default occurs and is continuing, the Trustee or Collateral Agent may, but shall not be obligated to, pursue any available remedy to collect the payment of the Principal Amount plus accrued but unpaid Interest and Liquidated Damages, if any, on the Outstanding Securities or to enforce the performance of any provision of the Securities, this Indenture or the Security Documents. The Trustee or the Collateral Agent may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee, the Collateral Agent or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.08.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

The Trustee shall be entitled to participate as a member of any official committee of creditors of the Company as it deems necessary or advisable.

Section 5.05. Application of Money Collected. Subject to the restrictions and limitations set forth in the Subordination Agreement and the Bridge Subordination Agreement, any money collected by the Trustee or Collateral Agent pursuant to this Article and any money or other property distributable in respect of the Company’s Obligations under this Indenture after an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money to Holders, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and the Collateral Agent under Section 6.08;

SECOND: To the payment of the amounts then due and unpaid on the Securities for the Principal Amount, the Event of Default Redemption Price, the Change of Control Redemption Price or Interest and Liquidated Damages, if any, as the case may be, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

THIRD: The balance, if any, to the Company.

The Trustee shall mail to each Holder and the Company, at least 15 days before any record date set by the Trustee for any payments, a notice that states such record date, the payment date, and the amount to be paid.

Section 5.06. Limitation on Suits. No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder (other than in the case of an Event of Default specified in clause (vii) or (viii) of Section 5.01(a)), unless:

(a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(b) the 25% Holders shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c) the Trustee for 60 days after its receipt of such notice and request has failed to institute any such proceeding;

(d) no direction, in the opinion of the Trustee, inconsistent with such written request has been given to the Trustee during such 60-day period by the Majority Holders; and

(e) it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

Section 5.07. Unconditional Right of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, the Event of Default Redemption Price, the Change of Control Redemption Price or Interest and Liquidated Damages, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Event of Default Redemption Date or Change of Control Redemption Date, as applicable, and to convert the Securities in accordance with Section 3 of the Securities and Article XIII hereof, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

Section 5.08. Restoration of Rights and Remedies. If the Trustee, the Collateral Agent or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Security Documents and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Collateral Agent or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, the Collateral Agent and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee, the Collateral Agent and the Holders shall continue as though no such proceeding had been instituted.

Section 5.09. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee, the Collateral Agent or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder and under the Security Documents or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10. Delay or Omission Not Waiver. No delay or omission of the Trustee, the Collateral Agent or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, the Collateral Agent or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Collateral Agent or by the Holders, as the case may be.

Section 5.11. Control by Majority Holders. The Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Collateral Agent or exercising any trust or power conferred on the Trustee or the Collateral Agent, provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture, except as provided herein;

(b) the Trustee or the Collateral Agent may take any other action deemed proper by the Trustee or the Collateral Agent, as applicable, which is not inconsistent with such direction; and

(c) the Trustee or the Collateral Agent may refuse to follow any direction that may involve the Trustee or the Collateral Agent, as applicable, in personal liability for which the Trustee or the Collateral Agent, as applicable, would not otherwise be entitled to indemnification pursuant to the terms of this Indenture.

This Section 5.11 shall be in lieu of Section 316(a)1(A) of the Trust Indenture Act and such Section 316(a)1(A) is hereby expressly excluded from this Indenture.

Section 5.12. Waiver of Past Defaults. The Majority Holders may, on behalf of the Holders of all the Securities, waive any past Default hereunder and its consequences, except a Default:

(a) Described in clause (vii) or (viii) of the definition of Section 5.01(a); or

(b) in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

This Section 5.12 shall be in lieu of Section 316(a)1(B) of the Trust Indenture Act and such Section 316(a)1(B) is hereby expressly excluded from this Indenture.

Section 5.13. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect of the Securities, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorney’s fees, and expenses, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant; but the provisions of this Section 5.13 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in Principal Amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the Principal Amount or Interest or Liquidated Damages on any Security on or after Maturity of such Security, the Event of Default Redemption Price or the Change of Control Redemption Price. This Section 5.13 shall be in lieu of Section 315(e) of the Trust Indenture Act and such Section 315(e) is hereby expressly excluded form this Indenture, as permitted by the Trust Indenture Act.

Section 5.14. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Security Documents; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VI

The Trustee

Section 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

(b) In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(c) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights and powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, provided that: (i) this paragraph (d) shall not limit the effect of paragraphs (a) to (c) of this Section 6.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Indenture.

(e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

Section 6.02. Notice of Defaults. The Trustee shall give the Holders notice of any Default hereunder within 90 days after the occurrence thereof; provided, that (except in the case of any Default in the payment of Principal Amount or Interest and Liquidated Damages, if any, on any of the Securities, the Event of Default Redemption Price or the Change of Control Redemption Price), the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or trustees and/or a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the Interest of the Holders of Securities. The preceding sentence shall be in lieu of the provision to Section 315(b) of the Trust Indenture Act and such proviso is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

Section 6.03. Certain Rights of Trustee. Subject to the provisions of Section 6.01 and the Trust Indenture Act:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may request and, in the absence of bad faith on its part, rely upon an Officers’ Certificate and/or an Opinion of Counsel;

(d) the Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g) the Trustee shall not be under a duty to review or evaluate any report or information delivered to the Trustee pursuant to the provisions of Section 10.07 for the purposes of making such reports available to it and to the Holders of Securities who may request such information; delivery of such reports, information and documents to the Trustee as may be required under Section 10.07 is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates);

(h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts as it may reasonably require and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, accountants, appraisers or other experts appointed with due care by it hereunder;

(i) the Trustee shall not be deemed to know or be charged with knowledge of any Default or Event of Default with respect to the Securities unless either (i) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been received by the Trustee at the Corporate Trust Office of the Trustee from the Company or any other obligor on such Securities or by any Holder of such Securities, and such notice references the Securities and this Indenture;

(j) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and under the other Transaction Documents, including without limitation in its capacity as Collateral Agent, Paying Agent and

Security Registrar, and each agent, custodian, director, officer, employee and other Person employed to act hereunder;

(l) the Trustee may request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

(m) the permissive rights of the Trustee to take certain actions under this Indenture shall not be construed as a duty unless so specified herein;

(n) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action; and

(o) anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Company has been advised as to the likelihood of such loss or damage and regardless of the form of action.

Section 6.04. Trustee Authority to Effectuate Subordination of Securities. Each Holder of the Securities by its acceptance thereof authorizes and expressly directs the Trustee on its behalf to execute and deliver, and to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in, the Subordination Agreement and the Bridge Subordination Agreement and appoints the Trustee its attorney-in-fact for such purpose. The power-of-attorney granted in this Section 6.04 is coupled with an interest and is irrevocable.

Section 6.05. Trustee’s Disclaimer. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture, the Securities or any of the other Transaction Documents or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Securities or any of the other Transaction Documents, it shall not be accountable for the Company’s use of the proceeds from the Securities or any money paid to the Company or upon the Company’s direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the issuance or sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

The Trustee makes no representations as to the value, condition or adequacy of the Collateral or any part thereof, or as to the title of the Company or as to the security afforded or intended to be afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity, attachment, perfection, priority or enforceability of the Liens in any of the Collateral created or intended to be created by this Indenture or any Transaction Document. The Trustee shall have no responsibility to make or to see to the making of any recording, filing or registration of any instrument or notice (including any financing or continuation statement or any tax or securities form) (or any rerecording, refiling or reregistration of any thereof) at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective the Lien of this Indenture or any Transaction Documents or for any other purpose, and shall have no responsibility for insuring the Collateral or for paying any taxes, charges or assessments on or relating to the Collateral or for otherwise maintaining the Collateral, including, but not limited to, compliance with Environmental Laws, the investigation or remediation of Hazardous Materials, or any other environmental matter affecting the Company or the Collateral or any part thereof.

The Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto.

Except as required in connection with fulfilling its obligations pursuant to Sections 6.02 and Section 7.03 hereof, the Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Indenture or any Transaction Document by the Company or any other Person that is a party thereto or bound thereby.

Section 6.06. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.09 and 6.14, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

Section 6.07. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.08. Compensation and Reimbursement. Subject to the restrictions and limitations set forth in the Subordination Agreement and the Bridge Subordination Agreement, the Company agrees:

(a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as Trustee, Collateral Agent, Paying Agent or Security Registrar as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

(c) to indemnify the Trustee and any predecessor trustee and its and their officers, directors, employees and agents for, and to hold it harmless against, any claim, loss, liability or expense including taxes (including attorney’s fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without gross negligence or willful misconduct on its part, arising out of, in connection with or in any way related to the Indenture or any Transaction Document, including, without limitation, the acceptance or administration of this trust, including the reasonable costs and expenses (including reasonable fees and expenses of counsel) of defending itself against any claim (whether assessed by the Company, by any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or under the other Transaction Documents.

In addition to the foregoing, to the extent resulting from or in connection with the execution, delivery, enforcement, performance, or administration of this Indenture or any Transaction Document, and except to the extent arising from the gross negligence or willful misconduct of the Trustee, the Company shall defend, indemnify, and hold harmless the Trustee and any predecessor trustee and their employees, officers, directors and agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (w) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (x) any personal injury (including wrongful death), property damage (real or personal) or natural resource damage arising out of or related to such Hazardous Materials; (y) any third party claim brought or threatened, settlement reached, or government order, or any policies or requirements of the Trustee, which are based upon or in any way related to such Hazardous Materials including, without limitation, attorney and consultant fees and expenses, investigation and laboratory fees, court costs, and litigation expenses, and (z) any violations of Environmental Laws.

The Obligations of the Company under this Section 6.08 shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture, and the termination of this Indenture for any reason. To secure the Company’s payment Obligations in this Section 6.08, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, and the money or property held in trust to pay the Principal Amount, Interest and Liquidated Damages, if any, on the Securities. Such lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services after a Default or an Event of Default specified in clauses (vii) or (viii) of Section 5.01(a) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under Title 11 of the U.S. Code or any other similar foreign, federal or state law for the relief of debtors.

Section 6.09. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.10. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has, or whose parent banking company has, a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.10, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.10, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.11. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.12.

(b) On or prior to the effectiveness of such acceptance of appointment by the successor Trustee, the Company shall pay any and all amounts then due and owing to the Trustee hereunder.

(c) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Trustee for the appointment of a successor Trustee.

(d) The Trustee may be removed at any time by Act of the Majority Holders, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the notice of removal, the Trustee being removed may petition, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

(e) If at any time:

(i) the Trustee shall fail to comply with Section 6.09 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(ii) the Trustee shall cease to be eligible under Section 6.10 and shall fail to resign after written request therefor by the Company or by any such Holder who has been a bona fide Holder of a Security for at least six months, or

(iii) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of such Trustee in an involuntary case under any bankruptcy law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a custodian of such Trustee or of its property and assets or affairs, or any public officer shall take charge or control of such Trustee or of its property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

(iv) such Trustee shall commence a voluntary case under any bankruptcy law or shall consent to the appointment of or taking possession by a custodian of such Trustee or its property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or

(v) a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Company Order or Board Resolution may remove the Trustee, or (B) subject to Section 5.13, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to such Trustee within 30 days after the giving of such notice of resignation, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Company Order, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Majority Holders delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.12. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring trustee; but, on request of the Company or the successor Trustee, such retiring trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Any instrument executed and delivered by a successor Trustee accepting such appointment shall explicitly acknowledge that such successor Trustee’s actions are subject to the limitations and restrictions set forth in the Subordination Agreement and the Bridge Subordination Agreement.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI and the Trust Indenture Act.

Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to above.

Notwithstanding the resignation or removal of the Trustee, the Company’s Obligations under Section 6.08 shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such resignation or removal.

Section 6.13. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee by sale or otherwise, shall be the successor of the Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article VI and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.14. Preferential Collection of Claims Against. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 6.15. Co-Trustee, co-Collateral Agent and Separate Trustees, Collateral Agent. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Company, the Collateral Agent and the Trustee shall have power to appoint, and, upon the written request of the Trustee, the Collateral Agent or of the Majority Holders, the Company shall for such purpose join with the Trustee or the Collateral Agent in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee or the Collateral Agent and, if no Event of Default shall have occurred and be continuing, by the Company either to act as co-trustee, jointly with the Trustee or the Collateral Agent, of all or any part of the Collateral, to act as co-collateral agent, jointly with the Collateral Agent, or to act as separate trustee or collateral agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. As of the Original Issue Date, the Company hereby appoints The Bank of New York as initial Collateral Agent and The Bank of New York hereby accepts such appointment and agrees to serve in such capacity. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

Should any written instrument or instruments from the Company be required by any co-trustee, co-collateral agent, separate trustee or separate collateral agent so appointed to more fully confirm to such co-trustee, co-collateral agent, separate trustee or separate collateral agent such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

Every co-trustee, co-collateral agent, separate trustee or separate collateral agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

(a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

(b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee or the Collateral Agent in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee, or by the Collateral Agent and such co-collateral agent or separate collateral agent, jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee or co-collateral agent or separate collateral agent, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee or co-collateral agent or separate collateral agent;

(c) the Company and the Trustee or the Collateral Agent, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee or co-collateral agent or separate collateral agent, and in that case, by an instrument in writing executed with the Trustee or Collateral Agent jointly, may appoint a successor to such separate trustee or co-trustee or co-collateral agent or separate collateral agent, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Company shall not have joined in the execution of any instrument within 10 days after the receipt of a written request from the Trustee or Collateral Agent so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee shall have the power to accept the resignation of or remove any such separate trustee, co-trustee, co-collateral agent or separate collateral agent and to appoint a successor without the concurrence of the Company, the Company hereby irrevocably appointing each of the Trustee and the Collateral Agent its agent and attorney to act for it in such connection in either of such contingencies;

(d) neither the Trustee nor any co-trustee, co-collateral agent, or separate trustee or separate collateral agent hereunder shall be personally liable by reason of any act or omission of any other trustee or collateral agent hereunder;

(e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee and any Act of Holders delivered to the Collateral Agent shall be deemed to have been delivered to each such co-collateral agent or separate collateral agent; and

(f) each such co-trustee, co-collateral agent, separate trustee or separate collateral agent, in connection with its acceptance of its trusteeship or position as collateral agent, shall acknowledge in writing in favor of the Agent that its actions are subject to the limitations and restrictions set forth in the Subordination Agreement and the Bridge Subordination Agreement.

Section 6.16. Trustee as Collateral Agent. Sections 6.03, 6.05, 6.07, 6.08, 6.11, 6.12 and 6.13 shall extend to and include the Trustee in it role as Collateral Agent mutatis mutandis.

ARTICLE VII

Holders’ Lists And Reports By Trustee

Section 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

(a) quarterly, not more than 15 days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date; and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such lists names and addresses received by the Trustee in its capacity as Security Registrar; provided, however, that no such lists need be furnished so long as the Trustee is acting as Security Registrar.

Section 7.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

(b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 7.03. Reports By Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than June 15 in each calendar year, commencing on June 15, 2005. Each such report shall be dated as of a date not more than 60 days prior to the date of transmission.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed if requested by the Company, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange or of any delisting thereof.

ARTICLE VIII

Fundamental Transactions

Section 8.01. When the Company May Engage in Fundamental Transactions. The Company shall not enter or be party to Fundamental Transaction, unless:

(a) the Successor Entity assumes in writing all of the Obligations of the Company under the Securities and, to the extent still in effect, the other Transaction Documents, the Subordination Agreement and the Bridge Subordination Agreement, in accordance with the provisions of Section 5(a) of the Securities pursuant to written agreements in form and substance satisfactory to the Majority Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder in exchange for its Securities a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Securities, including, without limitation, having a Principal Amount and interest rate equal to the Principal Amounts and interest rates of the Securities held by the Holders and having similar ranking to the Securities;

(b) the Successor Entity is a publicly traded corporation whose common stock is quoted or listed for trading on an Eligible Market;

(c) the Successor Entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, all of the Obligations of the Company under the Securities and this Indenture;

(d) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(e) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that the Fundamental Transaction and, if a supplemental indenture is required in connection with such Fundamental Transaction, such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided relating to such Fundamental Transaction have been satisfied.

Section 8.02. Successor Substituted. Upon any consummation of a Fundamental Transaction in accordance with Section 8.01 and the Securities, the Successor Entity formed by such transaction shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the other Transaction Documents to which the Company is a party with the same effect as if such Successor Entity had been named as the Company herein and therein, and thereafter, the predecessor Person shall be relieved of all Obligations under this Indenture, such Transaction Documents and the Securities. The predecessor Person, the Trustee and the Successor Entity shall enter into a supplemental indenture to evidence the succession and substitution of such Successor Entity and such discharge and release of the predecessor Person.

ARTICLE IX

Supplemental Indentures

Section 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee and, if such amendment or supplement relates to any Security Document, the Collateral Agent, at any time and from time to time, may enter into one or more indentures supplemental hereto or amend the Security Documents or the Securities in each case in form satisfactory to the Trustee and, if applicable, the Collateral Agent, for any of the following purposes:

(a) to evidence the succession of another Person to the Company or a Guarantor and the assumption by any such successor of the covenants of the Company or such Guarantor contained herein, in the Securities and the Security Documents to the extent the Company or such Guarantor is a party thereto; or

(b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

(c) to provide for a successor Trustee with respect to the Securities or a successor Collateral Agent; or

(d) to cure any ambiguity or defect, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that such action pursuant to this clause (d) shall not adversely affect the interests of the Holders in any material respect; or

(e) to add any additional Events of Default for the benefit of the Holders; or

(f) to convey, transfer, assign, mortgage or pledge to the Collateral Agent as security for the Securities any property or assets; or

(g) to decrease the Conversion Price of the Securities; provided, however, that such decrease shall be in accordance with the terms of this Indenture and the Securities and shall not adversely affect the interests of the Holders; or

(h) to supplement any provision of this Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities; provided that such change or modification does not adversely affect the interests of the Holders; or

(i) to make any change or modification necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided that such change or modification does not adversely affect the interests of the Holders; or

(j) to add or modify any other provision herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which would not reasonably be expected to adversely affect the interests of the Holders in any material respect.

Section 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Majority Holders, by Act of said Holders delivered to the Company and the Trustee or the Collateral Agent, as applicable, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or amend the Security Documents and the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(a) reduce the rate of or extend the time for payment of Interest, if any, on any Securities; or

(b) reduce the Principal Amount of, or extend the Stated Maturity of, any Securities; or

(c) make any change that impairs or adversely affects the conversion rights of any Securities; or

(d) reduce the Event of Default Redemption Price or the Change of Control Redemption Price of any Securities or amend or modify in any manner adverse to the Holders of Securities the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; or

(e) modify the provisions with respect to the right of Holders to cause the Company to redeem Securities following an Event of Default or upon a Change of Control in a manner adverse to Holders; or

(f) make any Interest or Principal Amount on any Securities payable in money other than that stated in the Securities or other than in accordance with the provisions of this Indenture; or

(g) impair the right of any Holder to receive payment of the Principal Amount of or Interest or Liquidated Damages, if any, on a Holder’s Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Securities; or

(h) reduce the voting requirements under this Indenture; or

(i) change the ranking of the Securities in a manner adverse to the Holders; or

(j) make any change in the amendment provisions which require each Holder’s consent or in the waiver provisions; or

(k) reduce the percentage in Principal Amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

(l) modify any of the provisions of this Section 9.02 or Section 5.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

(m) modify the provisions of the Indenture or the Security Documents in a manner adverse to the Holders in any material respect.

It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and (subject to Section 6.01) shall be fully protected in relying upon, in addition to the documents required by Section 1.02, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee or Collateral Agent shall not be obligated to sign such supplemental indenture if the same in its good faith judgment adversely affects the Trustee’s or Collateral Agent’s, as applicable, own rights, duties or immunities under this Indenture, any Security Document or otherwise. If it does, the Trustee or Collateral Agent may, but shall not be required to, execute such supplemental indenture or such amendment or consent to such amendment. In executing any supplemental indenture or such amendment or consenting to such amendment, each of the Trustee and Collateral Agent shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Sections 6.01 and 6.02 hereof) shall be fully protected in relying upon an Officers’ Certificate and an Opinion of Counsel.

Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act.

Section 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX shall bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 9.07. Waivers; Revocation and Effect of Consents and Waivers. (a) Subject to Sections 5.07, 5.12 and 9.02, the Majority Holders may waive compliance by the Company with any provision in this Indenture, the Securities or the Security Documents. Upon the granting of any such waiver, the Trustee shall provide notice to all other Holders thereof.

(b) A consent to an amendment, supplement or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of such Security or portion of such Security that evidences the same debt as the consenting Holder’s Security, even if notation of the consent or waiver is not made on such Security; provided that any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder’s Security or portion of such Security if the Trustee and, if such amendment, supplement or waiver relates to any Security Document, the Collateral Agent receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. After an amendment, supplement or waiver becomes effective pursuant to this Article IX, it shall bind every Holder.

(c) No consideration shall be offered or paid to any Person to amend or consent to any amendment, supplement or waiver of, or relating to, any provision of this

Indenture, the Securities or the Security Documents unless the same consideration also is offered to all of the holders.

ARTICLE X

Covenants

Section 10.01. Payments. Subject to the terms of the Subordination Agreement and the Bridge Subordination Agreement, the Company shall duly and punctually make all payments in respect of the Securities in accordance with the terms of the Securities and this Indenture.

Any payments made or due pursuant to this Indenture shall be considered paid on the applicable date due if by 11:00 a.m., New York City time, on such date the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due. Payment of the Principal Amount and Interest, including any Event of Default Redemption Price and Change of Control Redemption Price, and Liquidated Damages, if any, on the Securities shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Section 10.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which shall initially be the Corporate Trust Office of the Trustee. The Company shall give prompt written notice to the Trustee of any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates The Bank of New York as one such office or agency of the Company.

Section 10.03. Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of any payment in respect of any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to make the payment so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents, it will, prior to or on each due date of any payment in respect of any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to any applicable abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the making of payments in respect of any Security and remaining unclaimed for two years after such payment has become due shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may (but shall not be obligated to) at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company. In the absence of a written request from the Company to return funds remaining unclaimed for two years after such payment has become due to the Company, the Trustee shall from time to time deliver all unclaimed payments to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee. Any such unclaimed funds held by the Trustee pursuant to this Section 10.03 shall be held uninvested and without any liability for interest.

Section 10.04. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

The Company shall deliver to the Trustee, as soon as possible and in any event within 15 days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or Default and the action which the Company is taking or proposes to take with respect thereto. Each Officers’ Certificate certifying the occurrence of an Event of Default shall direct the Trustee to deliver an Event of Default Notice notifying each Holder of the occurrence of such Event of Default within 30 days of the Trustee’s receipt of such certificate in accordance with Section 11.02.

Section 10.05. Existence. Subject to Article VIII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.06. Further Instruments and Acts. Upon the request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 10.07. Reports and Delivery of Certain Information. The Company shall file with the Trustee such annual and quarterly reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, within 15 days after the applicable filing date as set forth in the Exchange Act. The Company also shall comply with Trust Indenture Act Section 314(a), whether or not the Securities are governed by the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates). At any time when the Company is not subject to Section 13 of 15(d) of the Exchange Act, the Company shall furnish to the Trustee (i) quarterly financial statements within 45 days after the end of each fiscal quarter that are substantially equivalent to those the Company would be required to file with the Commission in a Quarterly Report on Form 10-Q, (ii) annual financial statements within 90 days after the end of each fiscal year that are substantially equivalent to those the Company would be required to file with the Commission in an Annual Report on Form 10-K, including a report thereon by the Company’s certified independent accountants, and (iii) accompanying each of the financial statements required by (i) and (ii) above, information substantially equivalent to that required by Regulation S-K Item 303, “Management Discussion and Analysis of Financial Condition and Results of Operations;” provided, that in each case the delivery of materials to the Trustee by electronic means shall be deemed “furnished” to the Trustee for purposes of this Section 10.07.

Section 10.08. Book-Entry System. If the Securities cease to trade in the Depositary’s book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make such other book entry arrangements that it determines are reasonable for the Securities.

Section 10.09. Liquidated Damages Under the Registration Rights Agreement. If at any time Liquidated Damages become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee an Officers’ Certificate to that effect and stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such Liquidated Damages are payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such an Officers’ Certificate or a notice from a Holder, the Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the Persons entitled to such Liquidated Damages, the Company shall deliver to the Trustee an Officers’ Certificate setting forth the particulars of such payment.

Section 10.10. Incurrence of Indebtedness. So long as the Securities are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by the Securities and (ii) Permitted Indebtedness. The Company shall not, and shall not permit any Subsidiary to, incur, create, issue, assume or guarantee any Indebtedness that is contractually subordinate in right of payment to any other Indebtedness of the Company other than the Existing Senior Indebtedness unless such Indebtedness is also contractually subordinated in right of payment to the Notes on substantially similar terms. No Guarantor will incur, create, issue, assume or guarantee any Indebtedness that is contractually subordinate in right of payment to any other Indebtedness of such Guarantor other than Existing Senior Indebtedness unless such Indebtedness is also contractually subordinated in right of payment to such Guarantor’s Guarantee on substantially similar terms. For purposes of the foregoing, no Indebtedness shall be deemed to be subordinated in right of payment to any other Indebtedness of the Company or any Guarantor, as applicable, solely by virtue of being unsecured or by virtue of the fact that the holders of any secured Indebtedness have entered into intercreditor agreements giving one or more of such holders priority over the other holders in the collateral held by them.

Section 10.11. Existence of Liens. So long as the Securities are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

Section 10.12. Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than the Existing Senior Indebtedness), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

Section 10.13. Restriction on Redemption and Cash Dividends. Until all of the Securities have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock.

Section 10.14. Reservation of Authorized Shares.

(a) Reservation. The Company initially shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each Security equal to 130% of the Conversion Rate with respect to the Conversion Amount of each such Security as of the Original Issue Date. So long as any Securities are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Securities, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Outstanding Securities; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved of the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Securities and each increase in the number of shares so reserved shall be allocated pro rata among the holders based on the Principal Amount of the Securities held by each holder on the Original Issue Date or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s interests in any Securities, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Securities shall be allocated to the remaining holders of such Securities, pro rata based on the Principal Amount of the Securities then held by such holders.

(b) Insufficient Authorized Shares. If at any time while any of the Securities remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Securities at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Outstanding Securities. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 60 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.

ARTICLE XI

Optional Redemption

Section 11.01. No Optional Redemption by Company. The Securities are not redeemable at the option of the Company at any time prior to the Stated Maturity.

Section 11.02. Optional Redemption Upon Event of Default. (a) Within 30 days of the Trustee’s receipt of the Officers’ Certificate specified in Section 10.04 stating that an Event of Default has occurred, the Trustee shall deliver written notice of the occurrence of the Event of Default specified in such Officers’ Certificate (an “Event of Default Notice”) to each Holder. At any time after the earlier of (i) the Holder’s receipt of an Event of Default Notice and (ii) the holders becoming aware of an Event of Default, the 25% Holders may require the Company to redeem all or any portion of the Securities owned by the holders voting for such redemption by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company and the Trustee. The Securities subject to redemption by the Company pursuant to this Section 11.02 shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the 25% Holders deliver an Event of Default Redemption Notice and (B) the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default (the “Event of Default Redemption Price”). Redemptions required by this Section 11.02 shall be made in accordance with the provisions of Section 11 of the Securities and any applicable provisions of this Indenture.

(b) Notwithstanding the foregoing, the Majority Holders may, in accordance with Section 5.02(b), rescind and annul any Event of Default Redemption Notice delivered pursuant to Section 11.02(a) prior to the applicable Event of Default Redemption Date.

Section 11.03. Redemption of Securities at Option of the Holder Upon Change of Control.

(a) General. If prior to the Stated Maturity there shall have occurred a Change of Control, each Holder shall have the option to require all or a portion (which portion must be in a Principal Amount of $1,000 or integral multiples thereof) of its Securities to be redeemed (the “Change of Control Redemption”) by the Company at the Change of Control Redemption Price on the Change of Control Redemption Date in accordance with the terms of Sections 5(b) and 11 of the Securities.

(b) Company Change of Control Notice. No sooner than 15 days nor later than 10 days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof to the Trustee and the Holder, or shall cause the Trustee, at the expense of the Company, to deliver such notice to the Holders as provided by Section 1.06 (a “Change of Control Notice”). The notice shall include a form of Change of Control Redemption Notice to be completed by the Securityholder and shall state:

(i) the events causing a Change of Control and the date of such Change of Control;

(ii) the date of the last day of the Change of Control Redemption Period by which a Holder must deliver a Change of Control Redemption Notice to elect the redemption option pursuant to Section 5(b) of the Securities and this Section 11.03;

(iii) that the Company shall deliver the applicable Change of Control Redemption Price concurrently with the consummation of the Change of Control if a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within five Business Days after the receipt of such notice otherwise (such date, the “Change of Control Redemption Date”);

(iv) the Change of Control Redemption Price;

(v) the Conversion Price applicable on the date of the Change of Control Notice;

(vi) that Securities may be converted in connection with a Change of Control and any Securities as to which a Change of Control Redemption Notice has been given may be converted pursuant to Article XIII hereof only if the Change of Control Redemption Notice has been withdrawn in accordance with the terms of this Indenture;

(vii) that Physical Securities must be surrendered to the Paying Agent for cancellation to collect payment;

(viii) that the Change of Control Redemption Price for any Security as to which a Change of Control Redemption Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Redemption Date and the time of surrender of such Security as described in clause (vii) above;

(ix) the procedures the Holder must follow to exercise rights under this Section 5(b) of the Securities and this Section 11.03;

(x) the procedures for withdrawing a Change of Control Redemption Notice;

(xi) that, unless the Company defaults in making payment of such Change of Control Redemption Price, Securities covered by any Change of Control Redemption Notice will cease to be outstanding and Interest and Liquidated Damages, if any, will cease to accrue on and after the Change of Control Redemption Date; and

(xii) the CUSIP number of the Securities, if any.

(c) Change of Control Redemption Notice. In order to exercise its rights under Section 5(b) of the Securities and Section 11.03 hereof, a Holder must deliver to the Paying Agent:

(i) a written notice of redemption (a “Change of Control Redemption Notice”), substantially in the form of Exhibit C hereto, at any time during the Change of Control Redemption Period:

(A) the certificate number (if such Security is held other than in global form) of the Security which the Holder will deliver to be purchased;

(B) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be in a Principal Amount of $1,000 or integral multiples thereof; and

(C) that such Security shall be purchased as of the Change of Control Redemption Date pursuant to the terms and conditions specified in the Securities and in this Indenture; and

(ii) the Security (if such Security is held other than in global form) for cancellation prior to, on or after the Change of Control Redemption Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Change of Control Redemption Price therefor; provided that such Change of Control Redemption Price shall be so paid pursuant to this Section 11.03 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Change of Control Redemption Notice.

Provisions of this Indenture that apply to the redemption of all of a Security also apply to the redemption of such portion of such Security.

The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Redemption Notice or written notice of withdrawal thereof.

(d) Other Redemptions. Upon the Company’s receipt of notice from the Paying Agent that any Holder (or beneficial owner of an interest in a Global Security) shall have elected a Change of Control Redemption, the Company shall, or shall cause the Trustee to, at the expense of the Company, promptly notify in writing each other Holder (or beneficial owners of interests in the a Global Security) of such Change of Control Redemption (which notification may be made by the Company’s issuance of a press release). Upon receipt of such notice or issuance of such press release, each other Holder or beneficial owner shall have, in the event the Change of Control Redemption Period shall have expired, five (5) days from such notification or issuance to elect a Change of Control Redemption. In the event the Company is unable to redeem the aggregate Principal Amount, Interest and Liquidated Damages, if any, elected to be redeemed in connection with all Change of Control Redemptions, then the Company shall redeem a pro rata amount (in such denominations and multiples thereof set forth herein) from each Holder or beneficial owner of the Securities based on the Principal Amount of the Securities elected for redemption pursuant to this Section 11.03.

(e) Payment of Change of Control Redemption Price. The Securities to be redeemed pursuant to this Section 11.03 shall be paid for in cash.

(f) Procedure Upon Redemption. The Company shall deposit cash at the time and in the manner as provided in Section 10.01, sufficient to pay the aggregate Change of Control Redemption Price of all Securities to be purchased pursuant to this Section 11.03.

Section 11.04. Effect of Change of Control Redemption Notice. Upon receipt by the Paying Agent of a Change of Control Redemption Notice specified in Section 11.03(c), the Holder of the Security in respect of which such Change of Control Redemption Notice was given shall (unless such Change of Control Redemption Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Change of Control Redemption Price with respect to such Security. Such Change of Control Redemption Price shall be paid to such Holder, subject to receipt of funds by the Paying Agent, promptly following the later of (x) the Change of Control Redemption Date with respect to such Security (provided the conditions in Section 11.03(c) have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 11.03(c). Securities in respect of which a Change of Control Redemption Notice has been given by the Holder thereof may not be converted pursuant to Article XIII on or after the date of the delivery of such Change of Control Redemption Notice unless such Change of Control Redemption Notice has first been validly withdrawn as specified in the following two paragraphs.

A Change of Control Redemption Notice may be withdrawn only by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the procedures set forth in the Change of Control Notice at any time prior to the close of business on the last day of the Change of Control Redemption Period specifying:

(a) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted;

(b) the certificate number (if such Security is held in other than global form) of the Security in respect of which such notice of withdrawal is being submitted; and

(c) the Principal Amount, if any, of such Security which remains subject to the original Change of Control Redemption Notice and which has been or will be delivered for purchase or redemption by the Company.

There shall be no redemption of any Securities pursuant to Section 11.03 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Change of Control Redemption Notice) and is continuing an Event of Default (other than a default in the payment of the Change of Control Redemption Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Change of Control Redemption Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change of Control Redemption Price with respect to such Securities) in which case, upon such return, the Change of Control Redemption Notice with respect thereto shall be deemed to have been withdrawn.

Section 11.05. Securities Redeemed in Whole or in Part. Any Physical Security which is to be redeemed, whether in whole or in part, shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not redeemed.

Section 11.06. Covenant to Comply With Securities Laws Upon Redemption of Securities. In connection with any offer to redeem Securities under Section 11.03 provided that such offer or redemption constitutes an “issuer tender offer” for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or redemption), the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (c) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Section 11.03 to be exercised in the time and in the manner specified in Section 11.03, as applicable.

Section 11.07. Repayment to the Company. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Redemption Price; provided that to the extent that the aggregate amount of cash or Common Stock deposited by the Company pursuant to Section 10.01 exceeds the aggregate Change of Control Redemption Price of the Securities or portions thereof which the Company is obligated to redeem as of the Change of Control Redemption Date, then as soon as practicable following the Change of Control Redemption Date, the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

ARTICLE XII

Interest Payments on the Securities

Section 12.01. Interest Rate. (a) Interest on the Securities shall be payable in arrears on each Interest Date to Holders of record on the Record Date immediately preceding such Interest Date in accordance with the terms of Section 2 of Securities. Interest on the Securities shall accrue at a rate of 3.76% per annum.

(b) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Date shall be paid to the Person in whose name that Security is registered at the close of business on the Record Date for such Interest at the office or agency of the Company maintained for such purpose. Each installment of Interest on any Security shall be made by check mailed to the address of the Holder specified in the Securities Register; provided, however, that, with respect to any Holder of Securities with an aggregate Principal Amount in excess of $2,000,000, at the request of such Holder in writing to the Company, Interest on such Holder’s Securities shall be paid by wire transfer in immediately available funds in accordance with the written wire transfer instruction supplied by such Holder from time to time to the Trustee and Paying Agent (if different from the Trustee) at least ten days prior to the applicable Interest Date. In the case of a permanent Global Security, Interest payable in cash on any Interest Date will be paid to the Initial Depositary or Depositary (with respect to that portion of such permanent Global Security held for its account by Cede & Co.) for the purpose of permitting such party to credit the Interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

ARTICLE XIII

Conversion

Section 13.01. Conversion Privilege. (a) Subject to the provisions of Section 3(d) of the Securities and the further provisions of this Article XIII, at any time or times after the Issue Date, a Holder shall be entitled to convert the Principal Amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into shares of Common Stock until the close of business on the Business Day prior to the Stated Maturity. Any conversion of all or any portion of the Securities shall be made in accordance with, and subject to the restrictions set forth in, this Section 13.01 and Section 3 of the Securities.

(b) To convert any Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), a Holder shall (A) transmit by facsimile (or otherwise deliver) to the Trustee, and the Trustee shall have received, on or prior to 5:00 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached to the Securities as Exhibit I (the “Conversion Notice”) and (B) if required by Section 3(c)(iii) of the Securities, surrender the Securities to be converted to the Trustee, as soon as practicable on or following such date (or an indemnification undertaking with respect to any such Securities in the case of its loss, theft or destruction). Notwithstanding the foregoing, in the case this Note is a Global Security, a beneficial owner of an interest in such security must complete, or cause to be completed, (I) during such time as the Initial Depositary is the Holder of this Note, a copy of the Conversion Notice (in the form attached hereto as Exhibit I) and deliver a copy of such executed notice to the Initial Depositary or (II) during such time the Depositary is the Holder of this Note, the appropriate instruction form for conversion (such form, also for purposes of this Note, a “Conversion Notice”) pursuant to the Depositary’s book-entry conversion program, and deliver, or cause to be delivered, by book-entry delivery an interest in such Global Security, all in accordance with the rules and procedures of the Depositary. On or before the close of business on the second Business Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (X) provided the Company’s transfer agent is participating in The Depository Trust Company’s (“DTC”) Fast Automated Securities Transfer Program, cause its transfer agent to credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system or (Y) if such transfer agent is not participating in DTC’s Fast Automated Securities Transfer Program, execute, and shall deliver, to the address as specified in the Conversion Notice, a certificate, registered in the name of the converting holder or its designee, for the number of shares of Common Stock to which such holder shall be entitled. If Securities are required to be physically surrendered for conversion pursuant to the terms of this Indenture and the outstanding Principal Amount of such Securities is greater than the Principal Amount portion of the Conversion Amount being converted, then the Company shall execute, and shall cause the Trustee to authenticate and deliver, at the Company’s expense, to the Holder a new Security or Securities (in accordance with the provisions of the Indenture) representing the outstanding Principal Amount not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of any Securities shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(c) The Company shall not effect any conversion of the Securities, and any holder shall not have the right to convert any portion of any Securities pursuant to Section 13.01(a), to the extent that after giving effect to such conversion, such holder (together with its affiliates) would beneficially own in excess of 9.99% (the “Conversion Limitation”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Securities with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of the Securities beneficially owned by the holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 13.01(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 13.01(c), in determining the number of outstanding shares of Common Stock, the holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, 10-Q or Form 8-K, as the case may be (y) a more recent public announcement by the Company or (z) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the holder, the Company shall within one Business Day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Securities, by the holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, any holder may increase or decrease the Conversion Limitation to any other percentage specified in such notice but such percentage shall not be in excess of 9.99%; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the holder sending such notice and not to any other holder of the Securities.

Section 13.02. Adjustment of Conversion Price Upon Issuance of Common Stock. (a) If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 13.02(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share (the “New Securities Issuance Price”) less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Securities Issuance Price. For purposes of determining the adjusted Conversion Price under this Section 13.02(a), the following shall be applicable:

(i) Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 13.02(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 13.02(a)(ii), the “price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 13.02(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 13.02(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Majority Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Majority Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) In case the Company shall issue rights, options or warrants (other than pursuant to a stockholder rights plan) to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Closing Price per share of Common Stock on the Business Day immediately prior to the date of announcement of such issuance (treating the conversion or exercise price per share of the securities convertible into or exercisable for Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into or exercise of such security for Common Stock divided by (y) the number of shares of Common Stock initially underlying such security), the Conversion Price in effect shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price by a fraction of which:

(1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion or exercise price of the securities so offered) would purchase at such Current Market Value of the Common Stock; and

(2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the securities so offered are convertible or exercisable).

Such adjustment shall be made successively whenever any such rights, options or warrants are issued, and shall become effective on the date following the date of announcement of such issuance. If at the end of the period during which such rights, options or warrants are exercisable and not all rights, options or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

(c) (i) In the event that the Company has in effect a preferred shares rights plan (“Rights Plan”), upon conversion of the Securities into Common Stock, to the extent that the Rights Plan is still in effect upon such conversion, the Holders of Securities will receive, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock at the time of conversion), subject to the limitations set forth in the Rights Plan. If the Rights Plan provides that upon separation of rights under such plan from the Company’s Common Stock that the Holders would not be entitled to receive any such rights in respect of the Common Stock issuable upon conversion of the Securities, the Conversion Price will be adjusted as provided in this Section 13.02(c) (with such separation deemed to be the distribution of such rights), subject to readjustment in the event of the expiration, termination or redemption of the rights. Any distribution of rights or warrants pursuant to a Rights Plan that would allow a Holder to receive upon conversion, in addition to the Common Stock, the rights described therein (whether or not the rights have separated from the Common Stock at the time of conversion), shall not constitute a distribution of rights, options or warrants pursuant to this Article XIII.

(ii) Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company’s Capital Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (A) are deemed to be transferred with such shares of Common Stock; (B) are not exercisable; and (C) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 13.02 (and no adjustment to the Conversion Price under this Section 13.02 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this clause (c) of Section 13.02. If any such right or warrant, including any such existing rights, options or warrants distributed prior to the Original Issue Date, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights, options or warrants with such rights (and a termination or expiration of the existing rights, options or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 13.02 was made, in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase.

(d) In case the Company or any of its Subsidiaries shall repurchase any shares of the Company’s Common Stock by means of a tender offer, then, effective immediately prior to the opening of business on the day after the last date (the “Expiration Date”) tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the “Expiration Time”), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Expiration Date by a fraction of which:

(1) the numerator shall be the product of the number of shares of Common Stock outstanding (including Purchased Shares but excluding any shares held in the treasury of the Company) immediately prior to the Expiration Time multiplied by the Current Market Price per share of the Common Stock (as determined in accordance with clause (e) of Section 13.02); and

(2) the denominator shall be the sum of (x) the aggregate consideration (determined as set forth below) payable to stockholders of the Company based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) immediately prior to the Expiration Time and the Current Market Price per share of Common Stock (as determined in accordance with clause (e) of Section 13.02).

For purposes of this clause (d) of Section 13.02, the aggregate consideration in any such tender offer shall equal the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers’ Certificate delivered to the Trustee) of any other consideration payable in such tender offer. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by Applicable Law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of shares actually purchased. If the application of this clause (d) of Section 13.02 to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 13.02(d). For purposes of this clause (d) of Section 13.02, the term “tender offer” shall mean and include both tender offers and exchange offers, all references to “purchases” of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to “tendered shares” (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

(e) For the purpose of any computation under clauses (b) and (c) of Section 13.02, the current market price (the “Current Market Price”) per share of Common Stock on any date shall be deemed to be the average of the daily Closing Sale Prices for the ten consecutive Trading Days commencing 11 Trading Days before the record date with respect to distributions, issuances or other events requiring such computation under Section 13.02. For purposes of any computation under subsection (d) of this Section 13.02, the Current Market Price per share of Common Stock shall be deemed to be the arithmetic average of the daily Closing Sale Prices for the ten consecutive Trading Days commencing on the Trading Day next succeeding the Expiration Date.

(f) If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(g) If the Company takes an action which would permit an entity to acquire common stock in a dilutive issuance contemplated by the provisions of this Section 13.02 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders, provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 13.02.

(h) If during the period beginning on and including the Subscription Date and ending on the date immediately preceding the Original Issue Date, the Company entered into, or in accordance with Section 13.02(a) would have been deemed to have entered into (had any Security been Outstanding at such time), any Dilutive Issuance or if any of the events or actions contemplated by Sections 13.02(f) or (g) shall have occurred, then solely for purposes of determining any adjustment under this Section 13.02 as a result of such Dilutive Issuance, deemed Dilutive Issuance, action or event, the Securities shall be deemed to have been Outstanding at the time of each such Dilutive Issuance, deemed Dilutive Issuance, action or event.

(i) In any case in which this Section 13.02 shall require that an adjustment be made following a record date or Expiration Date, as the case may be, established for purposes of this Section 13.02, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 13.05) issuing to the Holder of any Security converted after such record date or Expiration Date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred and only during such deferral period, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares.

Section 13.03. Participation. Each Holder shall be entitled to such dividends paid and distributions made to the holders of Common Stock (including, without limitation, any distribution of shares of Capital Stock of the Company, evidences of indebtedness or other non assets or securities of any Person other than the Company) to the same extent as if such Holder had converted a Security into Common Stock (without regard to any limitations on conversion herein, in the Security or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

Section 13.04. No Adjustment. (a) No adjustment need be made for (i) issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (ii) a change in the par value or a change to no par of the Common Stock.

(b) To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash due.

Section 13.05. Notice of Conversion Price Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers’ Certificate briefly stating the facts requiring the adjustment and the manner of computing it, which computation shall have been made by the Company. Unless and until the Trustee shall receive an Officers’ Certificate setting forth an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion Price has not been adjusted and that the last Conversion Price of which it has knowledge remains in effect.

Section 13.06. Notice of Certain Transactions. In the event that:

(a) the Company takes any action which would require an adjustment in the Conversion Price;

(b) the Company consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and stockholders of the Company must approve the transaction; or

(c) there is a dissolution or liquidation of the Company,

the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (a), (b) or (c) of this Section 13.06.

Section 13.07. Trustee’s Disclaimer. The Trustee shall have no duty to determine when an adjustment under this Article XIII should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers’ Certificate including the Officers’ Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 13.05. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities and the Trustee shall not be responsible for the Company’s failure to comply with any provisions of this Article XIII.

Section 13.08. Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to this Article XIII shall be conclusive if made in good faith and in accordance with the provisions of this Article XIII, absent manifest error, and set forth in a resolution of the Board of Directors.

ARTICLE XIV

Security

Section 14.01. Security Documents.

(a) As general and continuing collateral security for the due and punctual satisfaction of all Obligations of the Company under this Indenture, the Securities and the Security Documents and the due performance by the Company of its other Obligations hereunder and thereunder, the Company has entered into Security Documents to grant Liens (subject to Permitted Liens) on the Collateral.

(b) The Company represents, covenants and agrees that it has full right, power and lawful authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm the property constituting the Collateral pursuant to the Security Document to which the Company and its Subsidiaries are party, free and clear of all Liens (other than Permitted Liens and subject to the terms and priorities set forth in the Subordination Agreement and Bridge Subordination Agreement), and that (i) it will forever warrant and defend the title to the same against the claims of all Persons (except as to Permitted Liens), (ii) it will execute, acknowledge and deliver to the Collateral Agent such further assignments, transfers, assurances or other instruments as the Collateral Agent may reasonably require, (iii) it will do or cause to be done all such acts as may be reasonably required by the Collateral Agent, to confirm to the Collateral Agent such Lien on the Collateral, or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of the Security Documents, this Indenture and the Securities and (iv) it will take any and all actions reasonably required to cause the Security Documents to create and maintain, as security for the Obligations of the Company to the extent and on the terms provided herein and therein, a legal, valid and enforceable fully perfected first-priority Lien (subject to Permitted Liens and subject to the terms and priorities set forth in the Subordination Agreement and Bridge Subordination Agreement) and security interest in and on all the Collateral, in favor of the Collateral Agent for the benefit of the Trustee, the Collateral Agent and the Holders. The Company further represents, covenants and agrees that if any additional Subsidiary of the Company, or of any of its Subsidiaries, is formed or acquired after the Closing Date, the Company will notify the Collateral Agent, the Trustee and the Holders thereof and (a) if such Subsidiary is not a Foreign Subsidiary, the Borrowers will cause such Subsidiary to become a party to each applicable Security Document within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Collateral Agent or the Majority Holders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of the Company or any of its Subsidiaries, the Company will cause such shares and promissory notes evidencing such Indebtedness to be pledged within ten (10) Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary shares of stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of voting stock of such Subsidiary).

(c) The Trustee and the Company hereby acknowledge and agree that the Collateral Agent holds the Collateral in trust for the benefit of the Trustee, the Collateral Agent and the Holders, in each case pursuant to the terms of the Security Documents. Each Holder, by accepting a Security, consents and agrees to the terms of the Security Documents and, to the extent still in effect, the Subordination Agreement and the Bridge Subordination Agreement, as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Collateral Agent to enter into the Security Documents, the Trustee and the Collateral Agent to enter into the Subordination Agreement and the Bridge Subordination Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall deliver to the Trustee (if other than the Collateral Agent) copies of all documents delivered to the Collateral Agent pursuant to the Security Documents, and will do or cause to be done all such acts and things as may be required by this Section 14.01, to assure and confirm to the Trustee and the Collateral Agent the security interest in the Collateral contemplated hereby, by the Security Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed.

(d) Subject to the Working Capital Intercreditor Agreement (as defined in the Bridge Subordination Agreement), the Company will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which the Collateral Agent or the Majority Holders may reasonably request, or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, in each case at the expense of the Company. The Company also agrees to provide to the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(e) If any material assets are acquired by any Subsidiary after the Closing Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Company will notify the Collateral Agent and the Holders thereof, and subject to the Working Capital Intercreditor Agreement, the Company will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall be necessary or reasonably requested by the Collateral Agent or the Majority Holders to grant and perfect such Liens, in each case at the expense of the Company.

Section 14.02. Recording.

(a) The Company shall cause, at the Company’s expense, this Indenture and each Security Document, and all amendments or supplements thereto, to be registered, recorded and filed and/or re-recorded and/or re-filed and/or renewed in such manner and in such place or places, if any, as may be required, or reasonably requested by the Collateral Agent, in order to preserve, protect and maintain the perfected first-ranking Liens (subject to Permitted Liens and subject to the terms and priorities set forth in the Subordination Agreement and Bridge Subordination Agreement) created by the Security Documents on the Collateral. The Company shall pay all mortgage, mortgage recording, stamp, intangible or other similar taxes, charges or fees required to be paid by any Governmental Authority under Applicable Law in connection with the execution, delivery, recordation, filing, perfection or enforcement of any of the Security Documents.

(b) The Company shall furnish to the Trustee and the Collateral Agent on June of each year, beginning June 15, 2005, an Opinion or Opinions of Counsel, dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of (x) this Indenture, the Security Documents and all supplemental indentures and amendments thereto, and (y) financing statements, continuation statements or other instruments of further assurances, as is necessary to maintain the Lien created by each such Security Document and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary to perfect such Lien, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Liens.

Section 14.03. Possession of the Collateral.

(a) Until the occurrence of an Event of Default, the Company may possess, manage, operate and enjoy, as applicable, the Collateral in accordance with the terms of this Indenture, the Notes and the Security Documents.

(b) The Collateral Agent is authorized to receive all amounts received as proceeds of any part of the Collateral and all amounts of money, securities, letters of credit and other evidences of indebtedness deposited with or held by it and shall hold such as security for the Obligations of the Company and the Guarantors, if any, under this Indenture, the Securities and the Security Documents until applied in accordance with the terms of this Indenture.

Section 14.04. Suits to Protect the Collateral. The Collateral Agent shall have power to institute in its name and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture or any of the Security Documents, and such suits and proceedings as the Collateral Agent may deem expedient to preserve or protect the interests of the Trustee, the Collateral Agent and the Holders in the Collateral and in the principal, interest, issues, profits, rents, revenues and other income arising therefrom, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or under any of the Security Documents, or be prejudicial to the interests of the Holders, the Collateral Agent or the Trustee.

Section 14.05. Release of Collateral.

(a) The Company shall be entitled to obtain a full release of all of the Collateral from the Liens of this Indenture and of the Security Documents and the Security Documents shall be terminated upon payment in full of all Principal Amount, premium, if any, Interest and Liquidated Damages, if any, on the Securities and of all other Obligations for the payment of money due and owing to the Trustee, the Collateral Agent or the Holders under this Indenture, the Securities, the Guarantees and the Security Documents either at the Stated Maturity or upon the satisfaction and discharge of this Indenture.

(b) The Company shall be entitled to obtain a release of all or a portion of the Collateral, as applicable, pursuant to the terms of the Security Documents.

Section 14.06. Permitted Releases not to Impair Collateral.

(a) The Collateral Agent shall not at any time release Collateral from the Liens created by this Indenture and the Security Documents unless such release is in accordance with the provisions of this Indenture, the Security Documents, the Subordination Agreement and the Bridge Subordination Agreement.

(b) The release of any Collateral from the Lien of the Security Documents or the termination of the Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Security Documents. To the extent applicable, the Company shall comply with Trust Indenture Act Section 314(d) relating to the release of property from the Lien of the Security Documents and relating to the substitution therefor of any property to be subjected to the Lien of the Security Documents. Any certificate or opinion required by Trust Indenture Act Section 314(d) may be made by an Officer of the Company, except in cases where Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person, which person shall be an independent engineer, appraiser or other expert selected by the Company. A Person is “independent” if such Person (a) does not have any direct financial interest or any material indirect financial interest in the Company or in any Affiliate of the Company and (b) is not an officer, employee, promoter, underwriter, trustee, partner or director or person performing similar functions to any of the foregoing for the Company. The Trustee and the Collateral Agent shall be entitled to receive and rely conclusively upon a certificate provided by any such Person confirming that such Person is independent within the foregoing definition.

Section 14.07. Sufficiency of Release; Purchaser Protected. All purchasers and grantees of any property or rights purporting to be released shall be entitled to rely upon any release executed by the Collateral Agent hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture and of the Security Documents. In no event shall any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor shall any purchaser or other transferee of any property or rights permitted by this Article XIV to be sold be under obligation to ascertain or inquire into the authority of the Company to make any such sale or other transfer.

Section 14.08. Actions by the Collateral Agent. Subject to the provisions of the Security Documents, the Subordination Agreement and the Bridge Subordination Agreement, the Collateral Agent may in its sole discretion and without the consent of the Trustee of the Holders take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) to collect and receive all amounts payable in respect of the Obligations of the Company and any Guarantors under the Security Documents.

Section 14.09. Powers Exercisable by Receiver or Trustee. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article XIV upon the Company with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Company or of any officer or officers thereof required by the provisions of this Article XIV; and if the Collateral

Agent shall be in the possession of the Collateral under any provision of this Indenture, then such powers may be exercised by the Collateral Agent.

Section 14.10. Determinations Relating to Collateral. In the event (a) the Trustee or the Collateral Agent shall receive any written request from the Company under any Security Agreement for consent or approval with respect to any matter or thing relating to any Collateral or the Company’s Obligations with respect thereto or (b) there shall be due to or from the Trustee or the Collateral Agent under the provisions of any Security Agreement any material performance or the delivery of any material instrument or (c) the Trustee or the Collateral Agent shall become aware of any material nonperformance by the Company of any covenant or any material breach of any representation or warranty of the Company set forth in any Security Agreement or the Securities Purchase Agreement, then, in each such event, the Trustee or the Collateral Agent shall be entitled to hire, at the sole reasonable cost and expense of the Company, experts, consultants, agents and attorneys to advise the Trustee or the Collateral Agent, as applicable, on the manner in which the Trustee should respond to such request or render any requested performance or response to such nonperformance or breach. The Trustee and the Collateral Agent shall be fully protected in accordance with Article VI hereof in the taking of any action recommended or approved by any such expert, consultant, agent or attorney and by indemnification provided in accordance with Section 6.08.

ARTICLE XV

Miscellaneous

Section 15.01. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Indenture shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Indenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS INDENTURE.

Section 15.02. Counterparts. This Indenture may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 15.03. Headings. The headings of this Indenture are for convenience of reference and shall not form part of, or affect the interpretation of, this Indenture.

Section 15.04. Severability. If any provision of this Indenture shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Indenture in that jurisdiction or the validity or enforceability of any provision of this Indenture in any other jurisdiction.

Section 15.05. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Indenture and the consummation of the transactions contemplated hereby.

Section 15.06. No Strict Construction. The language used in this Indenture will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
	Name:	Douglas C. Felderman
	Title:	EVP+CFO

THE BANK OF NEW YORK, as Trustee

By:	/s/ Stacey B. Poindexter
	Name:	Stacey B. Poindexter
	Title:	Assistant Vice President

THE BANK OF NEW YORK, as Collateral Agent

By:	/s/ Stacey B. Poindexter
	Name:	Stacey B. Poindexter
	Title:	Assistant Vice President

EXHIBIT A

FORM OF SECURITY

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EXHIBIT B

FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION

                                         , as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

Date:	, as Trustee

By:
Authorized Signatory

B - 1

EXHIBIT C

FORM OF CHANGE OF CONTROL REDEMPTION NOTICE

, 20

Attention:

Re:	The Wet Seal, Inc. (the “Company”)

Secured Convertible Notes Due 2012

This is a Change of Control Redemption Notice as defined in Section 5(b) of the Secured Convertible Notes and Section 11.03 of the Indenture dated as of January 14, 2005 (the “Indenture”) between the Company and The Bank of New York, as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate Principal Amount of Securities for redemption by the Company pursuant to Section 5(b) of the Securities and Section 11.03 of the Indenture (in multiples of $1,000):

$

I hereby agree that the Securities will be purchased as of the Change of Control Redemption Date pursuant to the terms and conditions thereof and of the Indenture.

Signed:

C - 1